Exhibit 99.2

Quarterly Investor Supplement

June 30, 2024

This report should be read in conjunction with Voya Financial, Inc.'s Quarterly Report on Form 10-Q for the Six Months Ended June 30, 2024. Voya Financial's Annual Reports on Form 10-K, and Quarterly Reports on Form 10-Q, can be accessed upon filing at the Securities and Exchange Commission’s website at www.sec.gov, and at our website at investors.voya.com. All information is unaudited.

Corporate Offices:	Investor Contact:

Voya Financial	Michael Katz
230 Park Avenue	212-309-8999
New York, New York 10169	IR@voya.com

NYSE Ticker:	Web Site:
VOYA	investors.voya.com

Voya Financial	Page 3 of 45
Explanatory Note on Non-GAAP Financial Information

Adjusted Operating Earnings Before Income Taxes
We believe that Adjusted operating earnings before income taxes is a meaningful measure used by management to evaluate our business and segment performance. This measure enhances the understanding of our financial results by focusing on the operating performance and trends of the underlying core business segments by excluding items that tend to be highly variable from period to period based on capital market conditions or other factors. We use the same accounting policies and procedures to measure segment Adjusted operating earnings before income taxes as we do for the directly comparable U.S. GAAP measure Income (loss) before income taxes.
Adjusted operating earnings before income taxes does not replace Income (loss) before income taxes as a measure of our consolidated results of operations. Therefore, we believe that it is useful to evaluate both measures when reviewing our financial and operating performance. Each segment’s Adjusted operating earnings before income taxes is calculated by adjusting Income (loss) before income taxes for the following items:
▪Net investment gains (losses), which are significantly influenced by economic and market conditions, including interest rates and credit spreads, and are not indicative of normal operations. Net investment gains (losses) include gains (losses) on the sale of securities, impairments, changes in the fair value of investments using the fair value option unrelated to the implied loan-backed security income recognition for certain mortgage-backed obligations, and changes in the fair value of derivative instruments, excluding gains (losses) associated with swap settlements and accrued interest. It also includes changes in the fair value of derivatives related to managed custody guarantees, net of related reserve increases (decreases), less the estimated cost of these benefits, changes in nonperformance spread, and changes in market risk benefits;
•Income (loss) related to businesses exited or to be exited through reinsurance or divestment, which includes gains and (losses) associated with transactions to exit blocks of business, amortization of intangible assets and residual run-off activity. Excluding this activity better reveals trends in our core business and more closely aligns Adjusted operating earnings before income taxes with how we manage our segments;
•Income (loss) attributable to noncontrolling interests to which we are not economically entitled, such as Allianz SE's ("Allianz") stake in the results of VIM Holdings LLC (referred to as redeemable noncontrolling interest and Allianz noncontrolling interest) or the attribution of results from consolidated VIEs or VOEs;
•Dividend payments made to preferred shareholders are included as reductions to reflect the Adjusted operating earnings before income taxes that are available to common shareholders;
•Other adjustments may include the following items:
•Income (loss) related to early extinguishment of debt since the outcome of decisions to restructure debt are not indicative of normal operations;
•Impairment of goodwill and intangible assets as these represent losses related to infrequent events and do not reflect normal, cash-settled expenses;
•Amortization of acquisition-related intangible assets as well as contingent consideration fair value adjustments incurred in connection with certain acquisitions which are not indicative of current Operating expense fundamentals;
•Expected return on plan assets net of interest costs associated with our qualified defined benefit pension plan and immediate recognition of net actuarial gains (losses) related to all of our pension and other postretirement benefit obligations and gains (losses) from plan amendments and curtailments. These amounts do not reflect cash-settled expenses, and are not indicative of current Operating expense fundamentals; and
•Other items not indicative of normal operations or performance of our segments or that may be related to events such as capital or organizational restructurings, including certain costs related to debt and equity offerings, acquisition / merger integration expenses, severance and other third-party expenses associated with such activities, and expenses attributable to vacant real estate. These items vary widely in timing, scope and frequency between periods as well as among companies to which we are compared. Accordingly, we adjust for these items as we believe that these items distort the ability to make a meaningful evaluation of the current and future performance of our segments.
The most directly comparable U.S. GAAP measure to Adjusted operating earnings before income taxes is Income (loss) before income taxes. For a reconciliation of Adjusted operating earnings before income taxes to Income (loss) before income taxes, refer to the "Reconciliations" section in this document.
Adjusted Operating Revenues
Adjusted operating revenues is a measure of our segment revenues and a non-GAAP financial measure. Each segment's Adjusted operating revenues are calculated by adjusting Total revenues for the following items:
•Net investment gains (losses);
•Revenues related to businesses exited or to be exited through reinsurance or divestment;
•Revenues attributable to noncontrolling interests, which represent the attribution of results from consolidated VIEs or VOEs; and
•Other adjustments that primarily reflect fee income earned by our broker-dealers for sales of non-proprietary products, which are reflected net of commission expense in our segments’ operating revenues, other items where the income is passed on to third parties and the elimination of intercompany investment expenses included in Adjusted operating revenues.
The most directly comparable U.S. GAAP measure to Adjusted operating revenues is Total revenues. For a reconciliation of Adjusted operating revenues to Total revenues, refer to the "Reconciliations" section of this document.

Voya Financial	Page 4 of 45

Explanatory Note on Non-GAAP Financial Information
Sources of Earnings
We analyze our segment performance based on the sources of earnings. We believe that this supplemental information is useful because we use it to analyze our business and it can help investors to understand the main drivers of Adjusted operating earnings before income taxes. The sources of earnings are defined as such:
•Investment spread and other investment income consists of net investment income and net gains (losses) associated with swap settlements and accrued interest, less interest credited to policyholder reserves.
•Fee-based margin consists primarily of fees earned on assets under management ("AUM"), assets under administration and advisement ("AUA"), transaction based recordkeeping fees, and fees for subscriptions and services associated with cloud-based benefits software.
•Net underwriting gain (loss) and other revenue contains the following: the difference between fees charged for insurance risks and incurred benefits, including mortality, morbidity, surrender results, and contractual charges.
•Administrative expenses are general expenses, net of amounts capitalized as acquisition expenses and exclude commission expenses.
•Net commissions are commissions paid that are not deferred and thus recorded directly to expense.
•DAC/VOBA and other intangibles amortization.
Net Revenue and Adjusted Operating Margin
•    Adjusted operating margin is defined as adjusted operating earnings before income taxes divided by net revenue.
•    Net revenue is the sum of investment spread and other investment income, fee-based margin, and net underwriting gain (loss). Please see the “Reconciliations” section of this document for a reconciliation of net revenue to adjusted operating revenue for each of our segments.
•    We report net revenue and adjusted operating margin for each of our segments, since they provide a meaningful measure for the two primary drivers for adjusted operating earnings – revenue growth and margin expansion.
•    We also report net revenue and adjusted operating margin excluding notable items, such as alternative investment income above or below our long-term expectations. Please see the “Reconciliations” section of this document for a reconciliation of net revenue to net revenues excluding notable items and of Adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.
•    We report net revenue and adjusted operating margin excluding notable items since they provide the main drivers for Adjusted operating earnings before income taxes excluding the effects of items that are not expected to recur at the same level.
Other Information
Financial information, unless otherwise noted, is rounded to millions, therefore may not sum to its corresponding total.

Voya Financial	Page 5 of 45

Key Metrics

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD, unless otherwise indicated)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Net income (loss) available to Voya Financial, Inc.'s common shareholders	201	234	118	248	154	435	223
Per common share (basic)	2.00	2.29	1.13	2.35	1.50	4.29	2.22
Per common share (diluted)	1.96	2.24	1.10	2.29	1.41	4.20	2.03
Adjusted operating earnings: (1)
Before income taxes	271	224	202	229	294	494	486
After income taxes	223	185	174	189	243	408	400
Effective tax rate	17.6%	17.2%	13.8%	17.2%	17.5%	17.4%	17.7%
Per common share (Adjusted diluted)	2.18	1.77	1.63	1.74	2.21	3.94	3.65
Per common share excluding notable items	2.27	1.88	1.97	2.07	2.31	4.15	3.99
Shareholder's equity:
Total Voya Financial, Inc. Common Shareholders' Equity	3,431	3,541	3,581	2,515	3,085	3,431	3,085
Total Voya Financial, Inc. Common Shareholders' Equity - Excluding AOCI	6,014	6,010	5,981	6,048	5,876	6,014	5,876
Book value per common share (including AOCI)	34.66	34.96	34.80	23.93	29.19	34.66	29.19
Book value per common share (excluding AOCI) (2)	60.75	59.33	58.12	57.55	55.59	60.75	55.59
Leverage Ratios:
Debt-to-Capital	34.2%	33.6%	33.3%	40.1%	37.7%	34.2%	37.7%
Financial Leverage - excluding AOCI (2)	28.0%	28.1%	27.8%	27.8%	29.2%	28.0%	29.2%
Shares:
Weighted-average common shares outstanding
Basic (3)	100	102	104	106	103	101	100
Dilutive effect of warrants (3)	—	—	—	—	4	—	7
Other dilutive effects (4)	2	2	3	3	3	2	3
Diluted	102	105	107	108	110	103	110
Adjusted Diluted (2)	102	105	107	108	110	103	110
Ending shares outstanding	99	101	103	105	106	99	106
Returned to Common Shareholders:
Repurchase of common shares, excluding commissions	174	172	158	54	162	346	162
Dividends to common shareholders	40	41	42	42	21	81	41
Total cash returned to common shareholders	214	213	200	96	183	427	203

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.
(3) On May 10th, 2023, we issued 9.6 million shares to settle the outstanding warrants issued in connection with our IPO. For the second quarter of 2023, the impact of these issued shares on Diluted shares outstanding is split between Basic and Dilutive effect of warrants due to the mid-quarter issuance. Beginning in the third quarter of 2023, the shares are included in Basic shares outstanding.

(4) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.

Voya Financial	Page 6 of 45

Consolidated Statements of Operations

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023

Revenues
Net investment income	518	529	522	547	545	1,047	1,090
Fee income	517	513	489	489	474	1,030	938
Premiums	790	800	673	682	677	1,590	1,362
Net gains (losses)	(4)	43	7	(7)	(56)	39	(72)
Other revenues	98	88	82	81	86	186	164
Income (loss) related to consolidated investment entities	114	78	46	31	145	192	224
Total revenues	2,033	2,051	1,819	1,823	1,871	4,084	3,706
Benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(843)	(851)	(804)	(799)	(682)	(1,694)	(1,433)
Operating expenses	(752)	(799)	(773)	(717)	(770)	(1,551)	(1,606)
Net amortization of DAC/VOBA	(56)	(56)	(57)	(57)	(57)	(112)	(116)
Interest expense	(30)	(30)	(30)	(31)	(39)	(60)	(71)
Operating expenses related to consolidated investment entities	(76)	(28)	(53)	(47)	(60)	(104)	(76)
Total benefits and expenses	(1,757)	(1,764)	(1,717)	(1,651)	(1,608)	(3,521)	(3,302)
Income (loss) before income taxes	276	287	102	172	263	563	404
Income tax expense (benefit)	41	(1)	(17)	(74)	28	40	40
Net income (loss)	235	288	119	246	235	523	364
Less: Net income (loss) attributable to noncontrolling interest and redeemable noncontrolling interest	30	37	(3)	(16)	77	67	123
Net income (loss) available to Voya Financial, Inc.	205	251	122	262	158	456	241
Less: Preferred stock dividends	4	17	4	14	4	21	18
Net income (loss) available to Voya Financial, Inc.'s common shareholders	201	234	118	248	154	435	223

Voya Financial	Page 7 of 45

Consolidated Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Consolidated Adjusted Operating Earnings Before Income Taxes
Adjusted operating revenues
Net investment income and net gains (losses)	489	488	463	489	498	977	980
Fee income	512	509	487	489	478	1,021	945
Premiums	791	797	666	663	669	1,588	1,344
Other revenue	68	69	70	76	76	138	149
Adjusted operating revenues (1)	1,860	1,863	1,686	1,717	1,721	3,724	3,419

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(804)	(829)	(715)	(730)	(656)	(1,633)	(1,346)
Operating expenses	(710)	(724)	(694)	(671)	(691)	(1,436)	(1,422)
Net amortization of DAC/VOBA	(29)	(29)	(30)	(29)	(30)	(59)	(61)
Interest expense (2)	(33)	(45)	(33)	(44)	(37)	(78)	(84)
Adjusted operating benefits and expenses	(1,576)	(1,629)	(1,471)	(1,475)	(1,414)	(3,206)	(2,912)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	284	235	215	242	307	518	507
Less: Earnings (loss) attributable to Allianz noncontrolling interest	13	11	13	14	13	24	21
Adjusted operating earnings before income taxes (1)	271	224	202	229	294	494	486

Adjusted Operating Revenues and Adjusted Operating Earnings Before Income Taxes by Segment
Adjusted operating revenues
Wealth Solutions	730	719	686	702	705	1,450	1,389
Health Solutions	892	905	764	768	775	1,798	1,549
Investment Management	234	234	228	233	226	468	455
Corporate	4	4	9	14	15	9	26
Adjusted operating revenues (1)	1,860	1,863	1,686	1,717	1,721	3,724	3,419

Adjusted operating earnings before income taxes
Wealth Solutions	214	186	147	179	174	400	306
Health Solutions	60	59	44	53	124	119	218
Investment Management	50	42	45	49	50	92	83
Corporate	(53)	(63)	(34)	(52)	(53)	(117)	(121)
Adjusted operating earnings before income taxes (1)	271	224	202	229	294	494	486

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 8 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Three Months Ended June 30, 2024
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	443	34	8	4	489
Fee income	271	16	225	—	512
Premiums	—	791	—	—	791
Other revenue	17	50	1	1	68
Adjusted operating revenues (1)	730	892	234	4	1,860

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(213)	(591)	—	—	(804)
Operating expenses	(282)	(232)	(169)	(26)	(710)
Net amortization of DAC/VOBA	(21)	(8)	—	—	(29)
Interest expense (2)	—	—	—	(33)	(33)
Adjusted operating benefits and expenses	(516)	(832)	(169)	(59)	(1,576)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	214	60	64	(54)	284
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	14	(1)	13
Adjusted operating earnings before income taxes (1)	214	60	50	(53)	271

	Three Months Ended June 30, 2023
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	446	35	9	8	498
Fee income	240	19	218	—	478
Premiums	—	669	—	—	669
Other revenue	18	52	(1)	7	76
Adjusted operating revenues (1)	705	775	226	15	1,721

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(224)	(433)	—	—	(656)
Operating expenses	(285)	(211)	(163)	(32)	(691)
Net amortization of DAC/VOBA	(22)	(8)	—	—	(30)
Interest expense (2)	—	—	—	(37)	(37)
Adjusted operating benefits and expenses	(531)	(651)	(163)	(69)	(1,414)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	174	124	63	(54)	307
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	14	—	13
Adjusted operating earnings before income taxes (1)	174	124	50	(53)	294

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 9 of 45

Adjusted Operating Earnings Before Income Taxes by Segment

	Six Months Ended June 30, 2024
(in millions USD)	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated

Adjusted operating revenues
Net investment income and net gains (losses)	880	73	16	8	977
Fee income	534	34	452	—	1,021
Premiums	—	1,588	—	—	1,588
Other revenue	35	102	—	1	138
Adjusted operating revenues (1)	1,450	1,798	468	9	3,724

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(429)	(1,204)	—	—	(1,633)
Operating expenses	(579)	(458)	(351)	(49)	(1,436)
Net amortization of DAC/VOBA	(42)	(17)	—	—	(59)
Interest expense (2)	—	—	—	(78)	(78)
Adjusted operating benefits and expenses	(1,050)	(1,678)	(351)	(127)	(3,206)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	400	119	117	(118)	518
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	26	(2)	24
Adjusted operating earnings before income taxes (1)	400	119	92	(117)	494

	Six Months Ended June 30, 2023
	Wealth Solutions	Health Solutions	Investment Management	Corporate	Consolidated
Adjusted operating revenues
Net investment income and net gains (losses)	880	68	20	12	980
Fee income	471	40	435	—	945
Premiums	—	1,344	—	—	1,344
Other revenue	38	97	1	14	149
Adjusted operating revenues (1)	1,389	1,549	455	26	3,419

Adjusted operating benefits and expenses
Interest credited and other benefits to contract owners/policyholders	(445)	(900)	—	—	(1,346)
Operating expenses	(593)	(415)	(350)	(65)	(1,422)
Net amortization of DAC/VOBA	(45)	(16)	—	—	(61)
Interest expense (2)	—	—	—	(84)	(84)
Adjusted operating benefits and expenses	(1,083)	(1,331)	(350)	(149)	(2,912)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest (1)	306	218	105	(123)	507
Less: Earnings (loss) attributable to Allianz noncontrolling interest	—	—	22	(1)	21
Adjusted operating earnings before income taxes (1)	306	218	83	(121)	486

(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Explanatory Note on Non-GAAP Financial Information” beginning on page 3 of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Reconciliations” section beginning on page 37 of this document.

(2) Includes dividend payments made to preferred shareholders.

Voya Financial	Page 10 of 45

Consolidated Balance Sheets

	Balances as of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Assets
Total investments	35,235	35,687	36,600	36,257	37,561
Cash and cash equivalents	1,066	995	937	829	1,195
Assets held in separate accounts	99,147	98,636	93,133	85,491	88,851
Premium receivable and reinsurance recoverable, net	11,574	11,828	11,982	11,765	12,131
Short term investments under securities loan agreement and accrued investment income	1,428	1,435	1,426	1,349	1,506
Deferred policy acquisition costs, Value of business acquired	2,196	2,222	2,250	2,278	2,304
Current and deferred income taxes	2,186	2,193	2,170	2,448	2,171
Other assets (1)	3,959	4,012	3,967	4,217	4,170
Assets related to consolidated investment entities	4,489	4,623	4,620	4,631	4,727
Total Assets	161,280	161,631	157,085	149,265	154,616
Liabilities
Future policy benefits and contract owner account balances	47,231	47,869	48,734	49,506	50,583
Liabilities related to separate accounts	99,147	98,636	93,133	85,491	88,851
Payables under securities loan agreements, including collateral held	1,215	1,220	1,121	1,190	1,301
Short-term debt	395	393	1	2	143
Long-term debt	1,707	1,707	2,097	2,095	2,095
Other liabilities (2)	3,243	3,198	3,327	3,397	3,394
Liabilities related to consolidated investment entities	2,473	2,737	2,619	2,625	2,721
Total Liabilities	155,411	155,760	151,032	144,306	149,088
Mezzanine Equity
Allianz noncontrolling interest	183	174	175	173	171
Shareholders' Equity
Preferred stock	—	—	—	—	—
Common stock	1	1	1	1	1
Treasury stock	(448)	(263)	(56)	(307)	(248)
Additional paid-in capital	6,218	6,187	6,143	6,664	6,695
Retained earnings (deficit)	855	697	505	302	40
Total Voya Financial, Inc. Shareholders' Equity - Excluding AOCI	6,626	6,622	6,593	6,660	6,488
Accumulated other comprehensive income	(2,583)	(2,469)	(2,400)	(3,533)	(2,791)
Total Voya Financial, Inc. Shareholders' Equity	4,043	4,153	4,193	3,127	3,697
Noncontrolling interest	1,643	1,544	1,685	1,659	1,660
Total Shareholders' Equity	5,686	5,697	5,878	4,786	5,357
Total Liabilities, Mezzanine Equity and Shareholders' Equity	161,280	161,631	157,085	149,265	154,616

(1) Includes Other assets, Goodwill, and Other intangibles, net.
(2) Includes Other liabilities and Derivatives.

Voya Financial	Page 11 of 45

DAC/VOBA Segment Trends

	Three Months Ended or As of					Year-to-Date or As of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Wealth Solutions
Balance as of Beginning-of-Period	1,059	1,064	1,068	1,075	1,082	1,064	1,088
Deferrals of commissions and expenses	15	16	16	15	15	32	31
Amortization	(21)	(21)	(21)	(22)	(22)	(42)	(45)
Balance as of End-of-Period	1,053	1,059	1,064	1,068	1,075	1,053	1,075
Deferred Sales Inducements as of End-of-Period	22	22	22	22	22	22	22

Health Solutions
Balance as of Beginning-of-Period	215	211	208	201	194	211	190
Deferrals of commissions and expenses	15	12	12	15	14	27	27
Amortization	(8)	(8)	(9)	(7)	(8)	(17)	(16)
Balance as of End-of-Period	222	215	211	208	201	222	201

Total
Balance as of Beginning-of-Period	1,274	1,275	1,276	1,275	1,276	1,275	1,279
Deferrals of commissions and expenses	30	29	29	30	29	58	58
Amortization	(29)	(29)	(30)	(29)	(30)	(59)	(61)
Balance as of End-of-Period, excluding businesses exited through reinsurance or divestment	1,275	1,274	1,275	1,276	1,275	1,275	1,275
Balance as of End-of-Period, businesses exited through reinsurance or divestment (1)	921	948	975	1,002	1,029	921	1,029
Balance as of End-of-Period, including businesses exited through reinsurance or divestment	2,196	2,222	2,250	2,278	2,304	2,196	2,304

(1) Includes DAC and VOBA related to businesses ceded through reinsurance, and an insignificant number of Individual Life and non-Wealth Solutions annuities policies that were not part of the divested businesses.

Voya Financial	Page 12 of 45

Consolidated Capital Structure

	Balances as of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023

Financial Debt
Senior bonds	1,751	1,749	1,747	1,746	1,887
Subordinated bonds	349	349	349	349	349
Other debt	2	2	2	2	2
Total Financial Debt	2,102	2,100	2,098	2,097	2,238
Other financial obligations (1)	333	309	312	325	326
Total Financial Obligations	2,435	2,409	2,410	2,422	2,564

Mezzanine Equity
Allianz noncontrolling interest	183	174	175	173	171
Equity
Preferred equity (2)	612	612	612	612	612
Common equity (Excluding AOCI)	6,014	6,010	5,981	6,048	5,876
Total Equity (Excluding AOCI)	6,626	6,622	6,593	6,660	6,488
Accumulated other comprehensive income (AOCI)	(2,583)	(2,469)	(2,400)	(3,533)	(2,791)
Total Voya Financial, Inc. Shareholders' Equity	4,043	4,153	4,193	3,127	3,697
Noncontrolling interest	1,643	1,544	1,685	1,659	1,660
Total Shareholders' Equity	5,686	5,697	5,878	4,786	5,357

Capital
Capitalization (3)	6,145	6,253	6,291	5,224	5,935
Adjusted Capitalization excluding AOCI (4)	10,887	10,749	10,863	10,914	10,883

Leverage Ratios
Debt-to-Capital (5)	34.2%	33.6%	33.3%	40.1%	37.7%
Financial Leverage excluding AOCI (6)	28.0%	28.1%	27.8%	27.8%	29.2%

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax.
(2) Includes Preferred stock par value and additional paid-in-capital.
(3) Includes Total Financial Debt and Total Voya Financial Inc. Shareholders' Equity.
(4) Includes Total Financial Obligations, Mezzanine Equity, and Total Shareholders' Equity excluding AOCI.
(5) Total Financial Debt divided by Capitalization.
(6) Total Financial Obligations and Preferred equity divided by Adjusted Capitalization excluding AOCI. This measure is a Non-GAAP financial measure. For a reconciliation of this item to the most directly comparable GAAP measure, refer to page 45 of this document.

Voya Financial	Page 13 of 45

Consolidated Assets Under Management, Assets Under Administration and Advisement

As of June 30, 2024
(in millions USD)	General Account	Separate Account	Institutional/Mutual Funds (2)	Total AUM - Assets Under Management	AUA - Assets Under Administration & Advisement (2)(3)	Total AUM and AUA
Wealth Solutions (1)	30,335	95,160	95,578	221,073	359,494	580,567
Health Solutions	1,921	17	—	1,938	—	1,938
Investment Management	33,884	28,591	273,915	336,390	52,678	389,068
Eliminations/Other (4)	(32,256)	(24,621)	(11,333)	(68,210)	(42,090)	(110,300)
Total AUM and AUA	33,884	99,147	358,160	491,191	370,082	861,273

(1) Includes wrapped funds as well as unwrapped Voya-managed funds.
(2) Investment Management Institutional/Mutual Funds includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

(3) Wealth Solutions Assets under Administration and Advisement includes Recordkeeping, Stable Value investment-only wrap, Brokerage and Investment Advisory assets. Investment Management Assets under Administration and Advisement includes Mutual Fund, Institutional, Stable Value and General Account assets where only advisement, administrative, distribution coverage, relationship management and client servicing, or ancillary services are performed.

(4) Includes eliminations for AUM and AUA in our Wealth and Health segments that are managed by our Investment Management Segment and also reported in their AUM and AUA.

Wealth Solutions

Voya Financial	Page 15 of 45
Wealth Solutions Sources of Adjusted Operating Earnings Before Income Taxes and Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	402	403	413	422	427	1,640	1,716
Investment expenses	(17)	(17)	(17)	(18)	(19)	(69)	(78)
Credited interest	(210)	(213)	(221)	(223)	(221)	(867)	(877)
Net margin	175	173	175	181	187	704	760
Other investment income (1)	63	63	60	57	52	243	228
Investment spread and other investment income, excluding alts/prepays above/below expectations	238	236	234	238	239	946	988
Alternative investment income and prepayment fees above (below) long-term expectations	(8)	(14)	(39)	(24)	(14)	(85)	(167)
Investment spread and other investment income	230	222	195	214	225	861	821
Full service fee-based revenue	168	162	150	150	143	630	550
Recordkeeping and other fee-based revenue	117	116	113	109	109	455	426
Total fee-based margin	285	278	262	259	252	1,084	976
Net underwriting gain (loss) and other revenue	2	4	5	2	4	13	16
Net revenue (2)	517	504	462	475	481	1,958	1,812
Administrative expenses	(220)	(234)	(236)	(216)	(228)	(906)	(916)
Net commissions	(62)	(62)	(58)	(58)	(57)	(240)	(225)
DAC/VOBA and other intangibles amortization	(21)	(22)	(21)	(23)	(23)	(87)	(93)
Adjusted operating earnings before income taxes	214	186	147	179	174	726	579
Adjusted Operating Margin TTM	37.1%	35.7%	33.6%	33.8%	31.9%
Adjusted Operating Margin Excluding Notables TTM	39.7%	38.6%	37.3%	37.8%	37.7%
Full Service Revenue (3)
Full Service Investment Spread and other investment income	213	205	187	206	214	810	784
Full Service Fee-Based Revenue	168	162	150	150	143	630	550
Total Full Service Revenue	381	367	336	356	357	1,440	1,334
Client Assets
Fee-Based	493,994	486,196	457,089	423,118	429,958	493,994	429,958
Spread-Based (4)	30,335	30,746	31,327	32,136	32,699	30,335	32,699
Investment-only Stable Value	33,985	34,814	35,188	35,450	37,354	33,985	37,354
Retail Client Assets	29,699	29,492	27,923	25,867	26,570	29,699	26,570
Eliminations (5)	(7,446)	(7,387)	(7,208)	(6,998)	(7,639)	(7,446)	(7,639)
Total Client Assets	580,567	573,861	544,319	509,572	518,941	580,567	518,941

(1) Includes investment income on assets backing surplus, investment income on cash balances, and income from policy loans.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Excludes Net underwriting gain (loss) and other revenue.
(4) Spread Based Client Assets include Full Service, as well as proprietary IRA mutual fund product and other guaranteed payout products.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only stable value to better reflect the asset bases generating revenue.

Voya Financial	Page 16 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Full Service - Corporate markets
Client Assets, beginning of period	109,806	102,522	94,059	96,492	91,615	96,492	83,320
Transfers / Single deposits	1,310	1,745	1,630	1,431	1,343	6,117	5,790
Recurring deposits	2,899	3,144	2,430	2,549	2,587	11,022	9,776
Total Deposits	4,210	4,889	4,060	3,980	3,930	17,138	15,566
Surrenders, benefits, and product charges	(4,482)	(4,194)	(4,537)	(3,368)	(3,244)	(16,581)	(12,210)
Net Flows	(272)	695	(477)	612	686	558	3,357
Interest credited and investment performance	1,720	6,589	8,939	(3,044)	4,191	14,204	9,816
Client Assets, end of period - Corporate markets	111,254	109,806	102,522	94,059	96,492	111,254	96,492

Full Service - Tax-exempt markets
Client Assets, beginning of period	86,801	82,858	79,663	81,906	79,022	81,906	75,608
Transfers / Single deposits	457	409	453	273	271	1,592	1,729
Recurring deposits	1,144	1,111	1,050	1,036	1,079	4,341	4,226
Total Deposits	1,602	1,520	1,502	1,309	1,350	5,933	5,957
Surrenders, benefits, and product charges	(1,927)	(2,193)	(4,482)	(1,793)	(1,633)	(10,395)	(7,421)
Net Flows	(326)	(673)	(2,980)	(484)	(283)	(4,463)	(1,465)
Interest credited and investment performance	1,466	4,616	6,175	(1,758)	3,167	10,499	7,762
Client Assets, end of period - Tax-exempt markets	87,942	86,801	82,858	79,663	81,906	87,942	81,906

Full Service - Total
Client Assets, beginning of period	196,607	185,379	173,723	178,398	170,637	178,398	158,928
Transfers / Single deposits	1,768	2,154	2,083	1,704	1,615	7,709	7,520
Recurring deposits	4,044	4,255	3,480	3,585	3,666	15,364	14,003
Total Deposits	5,811	6,409	5,562	5,289	5,281	23,071	21,522
Surrenders, benefits, and product charges	(6,409)	(6,386)	(9,020)	(5,162)	(4,877)	(26,977)	(19,629)
Net Flows	(597)	22	(3,457)	127	403	(3,905)	1,892
Interest credited and investment performance	3,186	11,205	15,114	(4,803)	7,358	24,702	17,578
Client Assets, end of period - Full Service Total	199,196	196,607	185,379	173,723	178,398	199,196	178,398

Full Service - Client Assets
Fee-based	169,180	166,190	154,394	141,947	146,077	169,180	146,077
Spread-based	30,016	30,417	30,985	31,776	32,321	30,016	32,321
Client Assets, end of period - Full Service Total	199,196	196,607	185,379	173,723	178,398	199,196	178,398

Voya Financial	Page 17 of 45
Wealth Solutions Client Assets Rollforward by Product Group

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Recordkeeping
Client Assets, beginning of period	315,134	298,120	276,869	279,669	267,038	279,669	248,931
Transfers / Single deposits	1,295	1,338	2,662	4,683	4,590	9,978	11,474
Recurring deposits	5,820	6,428	4,446	4,964	4,857	21,658	18,417
Total Deposits	7,115	7,766	7,108	9,646	9,447	31,635	29,892
Surrenders, benefits, and product charges	(8,143)	(8,077)	(6,352)	(6,653)	(5,847)	(29,225)	(24,767)
Net Flows	(1,027)	(312)	756	2,993	3,600	2,410	5,124
Interest credited and investment performance	5,712	17,326	20,495	(5,794)	9,030	37,739	25,614
Client Assets, end of period - Recordkeeping	319,819	315,134	298,120	276,869	279,669	319,819	279,669

Total Defined Contribution (1)
Client Assets, beginning of period	511,741	483,499	450,591	458,068	437,675	458,068	407,859
Transfers / Single deposits	3,063	3,492	4,745	6,386	6,205	17,686	18,994
Recurring deposits	9,863	10,682	7,925	8,548	8,523	37,018	32,420
Total Deposits	12,927	14,174	12,670	14,935	14,728	54,706	51,414
Surrenders, benefits, and product charges	(14,551)	(14,464)	(15,371)	(11,814)	(10,724)	(56,200)	(44,398)
Net Flows	(1,625)	(289)	(2,701)	3,120	4,004	(1,495)	7,016
Interest credited and investment performance	8,898	28,531	35,609	(10,596)	16,389	62,442	43,193
Client Assets, end of period - Total Defined Contribution	519,015	511,741	483,499	450,591	458,068	519,015	458,068

Defined Contribution Investment-only Stable Value (SV) (2)
Assets, beginning of period	34,814	35,188	35,450	37,354	37,781	37,354	39,622
Transfers / Single deposits	97	209	290	90	345	686	1,280
Recurring deposits	94	355	1,232	109	70	1,790	791
Total Deposits	191	564	1,522	199	416	2,476	2,072
Surrenders, benefits, and product charges	(1,252)	(1,483)	(2,311)	(2,043)	(1,338)	(7,089)	(4,184)
Net Flows	(1,061)	(919)	(788)	(1,844)	(923)	(4,612)	(2,111)
Interest credited and investment performance	232	545	526	(60)	496	1,243	(155)
Assets, end of period - Defined Contribution Investment-only SV	33,985	34,814	35,188	35,450	37,354	33,985	37,354

Retail Client Assets (3)	29,704	29,497	27,928	25,872	26,575	29,704	26,575
Other Assets (4)	5,310	5,197	4,912	4,657	4,584	5,310	4,584
Eliminations (5)	(7,446)	(7,387)	(7,208)	(6,998)	(7,639)	(7,446)	(7,639)
Total Client Assets	580,567	573,861	544,319	509,572	518,941	580,567	518,941

(1) Total of Full Service and Recordkeeping.
(2) Includes Stable Value Investment-only Wrap and Stable Value Separate Accounts.
(3) Includes assets under advisement, which comprise brokerage and investment advisory assets offered through Voya’s registered investment advisors and broker dealers affiliated with VFA as well as proprietary IRA mutual fund product that is distributed by VFA and other non-affiliated advisors.

(4) Includes other guaranteed payout products and Non-qualified Retirement Plans.
(5) Includes eliminations for certain client assets included in Recordkeeping, Retail, and Investment-only stable value to better reflect the asset bases generating revenue.

Health Solutions

Voya Financial	Page 19 of 45
Health Solutions Sources of Adjusted Operating Earnings before income taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Sources of Adjusted operating earnings before income taxes:
Gross investment income	26	24	25	25	25	100	97
Investment expenses	(1)	(1)	(1)	(1)	(1)	(4)	(4)
Credited interest	(13)	(12)	(12)	(12)	(12)	(49)	(49)
Net margin	12	11	12	12	12	47	45
Other investment income	15	16	12	14	12	57	51
Investment spread and other investment income, excluding alts/prepays above/below expectations	27	26	24	25	24	102	95
Alternative investment income and prepayment fees above (below) long-term expectations	(3)	—	(5)	(2)	—	(10)	(15)
Investment spread and other investment income	24	26	20	23	23	93	80
Fee-based margin (1)	54	59	56	57	58	226	118
Net underwriting gain (loss) and other revenue	223	208	197	184	261	812	985
Net revenue (2)	301	293	272	264	342	1,130	1,183
Administrative expenses	(131)	(134)	(131)	(122)	(128)	(518)	(389)
Premium taxes, fees and assessments	(50)	(41)	(37)	(37)	(37)	(165)	(138)
Net commissions	(51)	(51)	(51)	(45)	(46)	(198)	(174)
DAC/VOBA and other intangibles amortization	(8)	(8)	(9)	(7)	(8)	(32)	(32)
Adjusted operating earnings before income taxes	60	59	44	53	124	216	450
Adjusted Operating Margin TTM	19.1%	23.9%	26.6%	30.6%	38.0%
Adjusted Operating Margin Excluding Notables TTM	20.9%	25.4%	28.1%	32.2%	35.8%
Group life:
Premiums	173	168	152	150	157	644	615
Benefits	(138)	(136)	(122)	(118)	(135)	(514)	(443)
Other (3)	(3)	(3)	(2)	(4)	(2)	(11)	(8)
Total Group life	33	29	28	29	20	119	165
Group Life Loss Ratio (Interest adjusted) (4)	79.3%	81.0%	80.5%	78.4%	86.1%	79.8%	81.3%
Group stop loss:
Premiums	452	454	368	368	359	1,642	1,342
Benefits	(376)	(382)	(281)	(307)	(225)	(1,346)	(940)
Other (3)	(1)	(2)	(2)	(10)	(1)	(15)	(4)
Total Group stop loss	74	70	85	51	133	280	398
Stop loss Loss Ratio	83.2%	84.2%	76.4%	83.3%	62.6%	82.0%	70.0%
Voluntary Benefits, Disability, and Other(4)	115	109	84	104	108	412	430
Net underwriting gain (loss) and other revenue
Premiums	812	810	689	692	689	3,002	2,622
Benefits	(592)	(597)	(487)	(494)	(423)	(2,170)	(1,619)
Other (3)(4)	3	(4)	(6)	(14)	(5)	(21)	(16)
Total Net underwriting gain (loss) and other revenue	223	208	197	184	261	812	985
Total Aggregate Loss Ratio	72.9%	73.8%	70.7%	71.4%	61.3%	72.3%	63.9%
Total Aggregate Loss Ratio TTM (5)	72.3%	69.5%	67.2%	66.3%	63.9%
(1) Includes fees for subscriptions and services associated with cloud-based benefits software and Health Account Solutions products.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes service fees, dividends, interest expenses, and other miscellaneous expenses. The Loss Ratio calculation does not include Other.
(4) The second quarter of 2024 includes a $7 million decrease to a dividend liability associated with a block of participating whole life business.
(5) Loss Ratio calculation excludes $57 million of favorable reserve release in third quarter of 2022 related to our annual assumption update.

Voya Financial	Page 20 of 45
Health Solutions Key Metrics

	Three Months Ended or As of					Twelve Months Ended or As of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Sales by Product Line:
Group life and Disability	18	130	14	4	14	165	145
Stop loss	23	537	25	67	25	652	430
Voluntary and Other (1)	38	142	11	12	43	202	158
Total sales by product line	78	809	50	83	82	1,019	734

Total gross premiums and deposits	904	900	766	762	765	3,333	2,920

Annualized In-force Premiums and Fees by Product Line:
Group life and Disability	996	989	905	917	925	996	925
Stop loss	1,845	1,839	1,500	1,490	1,461	1,845	1,461
Voluntary and Other (1)	1,030	1,033	926	936	941	1,030	941
Total annualized in-force premiums and fees by product line	3,870	3,861	3,331	3,343	3,327	3,870	3,327

Assets Under Management by Fund Group:
General account	1,921	1,843	1,817	1,854	1,870	1,921	1,870
Separate account	17	17	16	15	15	17	15
Total AUM	1,938	1,860	1,833	1,869	1,886	1,938	1,886

(1) Includes benefit administration annual recurring revenue and Health Account Solutions products.

Investment Management

Voya Financial	Page 22 of 45
Investment Management Sources of Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Sources of Adjusted operating earnings before income taxes:
Investment capital and other investment income, excluding alts/prepays above/below expectations	9	10	9	9	9	37	33
Alternative investment income and prepayment fees above (below) long-term expectations	(1)	(1)	(2)	(2)	—	(6)	(27)
Investment spread and other investment income	8	9	6	7	9	30	6
Fee-based margin (1)	226	226	221	226	217	899	855
Net revenue (2)	234	234	228	233	226	929	862
Administrative expenses (3)	(169)	(181)	(170)	(170)	(163)	(690)	(649)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	64	53	57	63	63	237	213
Adjusted Operating Margin TTM	25.6%	25.7%	24.6%	24.9%	24.7%
Adjusted Operating Margin Excluding Notables TTM	26.2%	26.1%	24.9%	25.5%	26.4%
Fee-based margin (1)
Investment advisory and administrative revenue	225	227	222	224	218	897	845
Other fee-based margin	1	(1)	—	2	(1)	2	9
Fee-based margin	226	226	221	226	217	899	855

Reconciliation to Adjusted operating earnings before income taxes
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	64	53	57	63	63	237	213
Less: Earnings (loss) attributable to Allianz noncontrolling interest	14	12	13	14	14	53	50
Adjusted operating earnings before income taxes	50	42	45	49	50	186	163

(1) Includes mutual fund third party distribution revenues which are reported net of distribution expenses, consistent with the U.S. GAAP presentation.
(2) Refer to the "Reconciliations" section of this document for a reconciliation of net revenue to adjusted operating revenue.
(3) Includes expenses attributable to investment capital results above (below) long-term expectations.

Voya Financial	Page 23 of 45
Investment Management Analysis of AUM and AUA

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Client Assets:
External Clients
Institutional	152,165	148,489	148,722	147,904	156,435	152,165	156,435
Retail (1)	150,341	148,710	138,239	128,120	131,391	150,341	131,391
Subtotal External Clients	302,506	297,199	286,961	276,024	287,826	302,506	287,826
General Account	33,884	34,138	34,740	35,792	36,154	33,884	36,154
Total Client Assets (AUM)	336,390	331,337	321,701	311,816	323,980	336,390	323,980
Assets under Advisement and Administration (AUA) (1)	52,678	52,942	56,043	55,066	57,326	52,678	57,326
Total AUM and AUA	389,068	384,278	377,744	366,882	381,306	389,068	381,306

Investment Advisory and Administrative Revenues (2)
External Clients
Institutional	86	85	87	90	91	348	362
Retail	118	120	112	111	103	461	385
Subtotal External Clients	204	205	199	201	194	809	747
General Account	17	18	18	19	19	72	79
Total Investment Advisory and Administrative Revenues (AUM)	221	223	217	219	213	880	826
Administration Only Fees	4	4	5	5	5	17	20
Total Investment Advisory and Administrative Revenues	225	227	222	224	218	897	845

Revenue Yield (bps) (2)
External Clients
Institutional	23.0	22.9	23.9	23.5	22.7	23.3	22.5
Retail	32.8	33.4	34.1	33.7	32.1	33.2	31.8
Revenue Yield on External Clients	27.9	28.1	28.7	28.2	26.8	28.1	26.5
General Account	20.2	20.3	20.3	20.6	20.8	20.3	20.9
Revenue Yield on Client Assets (AUM)	27.1	27.2	27.8	27.4	26.2	27.2	25.8
Revenue Yield on Advisement and Administrative Only Assets (AUA)	2.7	3.1	3.4	3.2	3.5	3.1	3.5
Total Revenue Yield on AUM and AUA (bps)	23.8	23.8	24.1	23.7	22.8	23.8	22.5

Revenue Yield on Client Assets (AUM) TTM	27.2	27.1	26.8	26.2	25.8	27.2	25.8

(1) Retail AUM includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

(2) Investment Advisory and Administrative Revenues and resulting Revenue Yields exclude any performance fees.

Voya Financial	Page 24 of 45
Investment Management Account Rollforward by Source

	Three Months Ended or as of					Twelve Months Ended or As of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Institutional AUM:
Beginning of period AUM	148,489	148,722	147,904	156,435	164,443	156,435	136,595
Inflows	8,766	4,854	4,197	4,258	4,911	22,075	23,658
Outflows	(5,632)	(6,080)	(9,588)	(9,620)	(8,694)	(30,920)	(28,929)
Net flows - Institutional	3,134	(1,225)	(5,390)	(5,361)	(3,783)	(8,842)	(5,272)
Change in Market Value	1,135	1,874	8,269	(2,178)	2,829	9,100	4,526
Other (Including Acquisitions / Divestitures)	(594)	(881)	(2,060)	(991)	(7,054)	(4,526)	20,585
End of period AUM - Institutional	152,165	148,489	148,722	147,904	156,435	152,165	156,435
Organic Growth (Net Flows/Beginning of period AUM)	2.1%	-0.8%	-3.6%	-3.4%	-2.3%	-5.7%	-3.9%
Market Growth %	0.8%	1.3%	5.6%	-1.4%	1.7%	5.8%	3.3%
Retail AUM:
Beginning of period AUM	148,710	138,239	128,120	131,391	126,212	131,391	61,070
Inflows	9,745	9,282	8,409	9,138	7,894	36,574	30,141
Outflows	(8,106)	(7,482)	(8,444)	(8,093)	(7,773)	(32,125)	(29,946)
Net flows - Retail (1)	1,640	1,800	(36)	1,046	122	4,450	195
Net Money Market Flows	66	(29)	190	56	64	283	124
Change in Market Value	1,022	6,491	10,935	(3,369)	7,013	15,079	8,155
Net Flows from Divested Businesses	(623)	(651)	(536)	(490)	(516)	(2,300)	(1,995)
Other (Including Acquisitions / Divestitures) (2)	(474)	2,860	(435)	(513)	(1,503)	1,438	63,843
End of period AUM - Retail	150,341	148,710	138,239	128,120	131,391	150,341	131,391
Retail Organic Growth excluding Net Flows from Divested Businesses (Net Flows / Beginning of period AUM)	1.1%	1.3%	—%	0.8%	0.1%	3.4%	0.3%
Market Growth %	0.6%	4.7%	8.5%	-2.6%	5.6%	11.4%	13.4%
Net Flows:
Institutional Net Flows	3,134	(1,225)	(5,390)	(5,361)	(3,783)	(8,842)	(5,272)
Retail Net Flows	1,640	1,800	(36)	1,046	122	4,450	195
Net Flows from Divested Businesses	(623)	(651)	(536)	(490)	(516)	(2,300)	(1,995)
Total Net Flows	4,151	(76)	(5,962)	(4,806)	(4,178)	(6,693)	(7,073)
Net Flows excluding Net Flows from Divested Businesses	4,774	574	(5,426)	(4,316)	(3,662)	(4,394)	(5,077)
Total External Clients Organic Growth (Net Flows excluding Divested Businesses / Beginning period AUM)	1.6%	0.2%	-2.0%	-1.5%	-1.3%	-1.5%	-2.6%

(1) Includes reinvested dividends on a prospective basis effective January 1st, 2024.
(2) Includes a reclassification as of January 1st, 2024 of $3.6 billion from certain separately managed accounts previously reported as AUA for which Investment Management retains discretion on asset allocation and manager selection.

Voya Financial	Page 25 of 45
Investment Management Account Value by Asset Type

	Balances as of
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Institutional
Equity	23,433	23,650	22,789	21,164	23,803
Fixed Income - Public	51,976	48,913	49,128	49,486	54,186
Fixed Income - Privates	63,800	63,037	63,899	64,516	65,795
Alternatives	12,955	12,890	12,907	12,738	12,651
Money Market	—	—	—	—	—
Total	152,165	148,489	148,722	147,904	156,435

Retail
Equity	77,870	77,207	68,711	62,420	67,759
Fixed Income - Public	68,234	67,493	65,612	62,126	60,278
Fixed Income - Privates	365	366	365	396	437
Alternatives	1,633	1,457	1,368	1,217	1,042
Money Market	2,239	2,187	2,183	1,961	1,875
Total	150,341	148,710	138,239	128,120	131,391

General Account
Equity	129	129	129	226	237
Fixed Income - Public	17,198	17,344	17,815	18,181	18,696
Fixed Income - Privates	14,533	14,463	14,634	14,976	14,886
Alternatives	1,598	1,675	1,707	1,815	2,003
Money Market	426	527	456	593	333
Total	33,884	34,138	34,740	35,792	36,154

Combined Asset Type
Equity	101,433	100,986	91,628	83,810	91,799
Fixed Income - Public	137,408	133,750	132,554	129,794	133,160
Fixed Income - Privates	78,698	77,866	78,898	79,887	81,118
Alternatives	16,186	16,021	15,981	15,770	15,696
Money Market	2,665	2,714	2,639	2,554	2,207
Total	336,390	331,337	321,701	311,816	323,980

Total Private and Alternative Assets	94,885	93,887	94,879	95,657	96,814
% of Private and Alternative Assets / Total AUM	28.2%	28.3%	29.5%	30.7%	29.9%

Corporate

Voya Financial	Page 27 of 45

Corporate Adjusted Operating Earnings Before Income Taxes

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Interest expense (excluding Preferred stock dividends) (1)	(29)	(29)	(29)	(30)	(33)	(117)	(134)
Preferred stock dividends	(4)	(17)	(4)	(14)	(4)	(39)	(36)
Stranded costs net of TSA revenue	—	—	—	—	—	—	(1)
Pension expense (2)	(12)	(12)	(11)	(11)	(11)	(46)	(43)
Other (3)	(9)	(6)	11	3	(6)	(1)	(35)
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	(54)	(64)	(33)	(52)	(54)	(203)	(249)
Less: Earnings (loss) attributable to Allianz noncontrolling interest	(1)	(1)	1	—	—	(1)	(3)
Adjusted operating earnings before income taxes	(53)	(63)	(34)	(52)	(53)	(202)	(245)

(1) Includes other operating expenses related to financing agreements.
(2) Pension expense includes service costs for our qualified defined benefit pension plan and service and interest costs for our non-qualified defined benefit pension plan, but excludes the estimated return on plan assets net of interest costs for our qualified defined benefit pension plan as well as net actuarial gains (losses) related to all of our pension plans and other post retirement plans, which includes actuarial gains and (losses) as a result of differences between actual and expected experience on plan assets or projected benefit obligations.

(3) Other primarily includes changes in incentive compensation accruals for above (below) target performance, corporate insurance costs, investment income on assets backing surplus in excess of amounts held at the segment level, and certain corporate expenses that are either short duration projects or other items not expected to recur at the same level.

Net Revenue, Adjusted Operating Margin,
Administrative Expenses, and Adjusted Operating Return on Capital

Voya Financial	Page 29 of 45
Net Revenue and Adjusted Operating Margin

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Net Revenue Excluding Notable Items
Wealth Solutions
Investment spread and other investment income	238	236	234	238	239	946	988
Fee-based margin	285	278	262	259	252	1,084	976
Net underwriting gain (loss) and other revenue	2	4	5	2	4	13	16
Wealth Solutions Net Revenue	525	517	502	499	495	2,043	1,979
Health Solutions
Investment spread and other investment income	27	26	24	25	24	102	95
Fee-based margin	54	59	56	57	58	226	118
Net underwriting gain (loss) and other revenue	223	208	197	200	261	828	928
Health Solutions Net Revenue	304	293	277	283	343	1,157	1,142
Investment Management
Investment capital and other investment income	9	10	9	9	9	37	33
Fee-based margin	226	226	221	226	217	899	855
Investment Management Net Revenue	234	236	230	235	226	935	889
Total Net Revenue Excluding Notable Items (1)	1,063	1,045	1,008	1,016	1,064	4,135	4,010
Adjusted Operating Earnings Excluding Notable Items
Wealth Solutions	222	200	187	202	188	811	747
Health Solutions	63	60	48	71	125	242	410
Investment Management	65	54	60	66	62	245	234
Total Adjusted Operating Earnings Excluding Corporate and Notable Items (1)	350	313	295	339	375	1,298	1,391
Corporate	(54)	(64)	(33)	(52)	(54)	(203)	(249)
Total Adjusted operating earnings Excluding Notable Items, including Allianz noncontrolling interest	296	249	261	287	321	1,094	1,142
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items	13	11	13	14	13	51	47
Total Adjusted Operating Earnings Excluding Notable Items (1)	283	238	248	273	308	1,042	1,094
Adjusted Operating Margin Excluding Notable Items
Wealth Solutions	42.3%	38.6%	37.2%	40.5%	38.0%	39.7%	37.7%
Health Solutions	20.8%	20.4%	17.5%	25.2%	36.3%	20.9%	35.8%
Investment Management	27.8%	22.9%	25.9%	27.9%	27.4%	26.2%	26.4%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	32.9%	30.0%	29.2%	33.3%	35.2%	31.4%	34.6%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	27.8%	23.8%	25.9%	28.2%	30.2%	26.5%	28.5%
Adjusted Operating Margin Excluding Notable Items TTM
Wealth Solutions	39.7%	38.6%	37.3%	37.8%	37.7%
Health Solutions	20.9%	25.4%	28.1%	32.2%	35.8%
Investment Management	26.2%	26.1%	24.9%	25.5%	26.4%
Total Adjusted Operating Margin Excluding Corporate and Notable Items	31.4%	32.0%	31.8%	33.4%	34.6%
Total Adjusted Operating Margin Including Corporate, Excluding Notable Items	26.5%	27.1%	26.8%	27.7%	28.5%

(1) Refer to the “Reconciliations” section for a reconciliation of net revenue to net revenues excluding notable items and of adjusted operating earnings before income taxes to adjusted operating earnings excluding notable items.

Voya Financial	Page 30 of 45
Administrative Expenses

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Wealth Solutions	(220)	(234)	(236)	(216)	(228)	(906)	(916)
Health Solutions	(131)	(134)	(131)	(122)	(128)	(518)	(389)
Investment Management	(169)	(181)	(170)	(170)	(163)	(690)	(649)
Stranded costs net of TSA revenue (1)	—	—	—	—	—	—	(1)
Total Administrative Expenses (1)(2)	(520)	(549)	(537)	(508)	(519)	(2,114)	(1,955)

(1) Includes Stranded Costs, net of associated TSA revenue, subsequent to the closing of the Individual Life Transaction.
(2) Excludes certain expenses reported in Corporate related to changes in incentive compensation accruals for above (below) target performance, pension expense, and certain corporate expenses that are either short duration projects or expenses not expected to recur at the same level.

Voya Financial	Page 31 of 45
Adjusted Operating Return on Allocated Capital

	Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023
Wealth Solutions
Adjusted operating earnings before income taxes - before interest	726	686	632	630	579
Income tax expense	98	90	79	80	71
Adjusted Operating Earnings - before interest and after income taxes	628	596	553	550	508
Adjusted Operating effective tax rate (1)	14.5%	13.5%	11.9%	13.5%	13.3%
Adjusted Operating effective tax rate TTM	13.4%	13.1%	12.5%	12.7%	12.2%
Average Capital	3,413	3,441	3,496	3,557	3,619
Ending Capital (2)	3,401	3,360	3,395	3,460	3,470
Adjusted Return on Capital	18.4%	17.3%	15.8%	15.4%	14.0%

Health Solutions
Adjusted operating earnings before income taxes - before interest	216	280	315	349	450
Income tax expense	45	59	66	73	95
Adjusted Operating Earnings - before interest and after income taxes	171	221	249	275	355
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	1,220	1,228	1,172	1,039	877
Ending Capital (2)	1,268	1,219	1,153	1,230	1,289
Adjusted Return on Capital	14.0%	18.0%	21.2%	26.5%	40.5%

Investment Management
Adjusted operating earnings before income taxes - before interest	186	185	177	174	163
Income tax expense	39	39	37	37	34
Adjusted Operating Earnings - before interest and after income taxes	147	146	140	137	129
Adjusted Operating effective tax rate (1)	21.0%	21.0%	21.0%	21.0%	21.0%
Adjusted Operating effective tax rate TTM	21.0%	21.0%	21.0%	21.0%	21.0%
Average Capital	824	817	809	800	757
Ending Capital (2)	841	828	847	798	806
Adjusted Return on Capital	17.8%	17.9%	17.3%	17.2%	17.0%

(1) We assume a 21% tax rate on segment Adjusted operating earnings, less the estimated benefit of the dividends received deduction and tax credits in our Wealth Solutions segment.
(2) Capital is allocated to each of our segments in proportion to each segment’s target statutory capital, plus an allocation of the differences between statutory capital and total Voya Financial, Inc. shareholders' equity on a GAAP basis (excluding AOCI), based on each segment’s portion of these differences.

Investment Information

Voya Financial	Page 33 of 45
Portfolio Results GAAP Book Value, Gross Investment Income, and Earned Rate by Asset Class

	Three Months Ended or As of								Year-to-Date or As of
(in millions USD)	6/30/2024				3/31/2024				6/30/2024
Invested Assets
Book Values, Gross investment income and Earned rate (1)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)	Book Value	BV %	Gross Investment Income	Earned Rate (annualized)
Public corporate	10,436	29.0%	133	5.1%	10,558	29.0%	131	4.9%	10,436	29.0%	265	5.0%
Private credit	7,843	21.0%	91	4.7%	7,821	21.0%	91	4.8%	7,843	21.0%	182	4.8%
Securitized (2)(3)	9,924	27.0%	148	6.2%	9,788	27.0%	149	6.1%	9,924	27.0%	297	6.2%
Commercial mortgage loans	4,976	14.0%	59	4.8%	5,092	14.0%	61	4.8%	4,976	14.0%	120	4.8%
Municipals	731	2.0%	6	3.4%	773	2.0%	7	3.2%	731	2.0%	13	3.3%
Short-term / Treasury	399	1.0%	5	4.4%	445	1.0%	5	4.4%	399	1.0%	9	4.4%
Equity securities	176	—%	3	7.5%	176	—%	2	5.7%	176	—%	6	6.6%
Policy loans	346	1.0%	4	5.0%	349	1.0%	5	6.4%	346	1.0%	10	5.7%
Derivatives	(6)	—%	3	N/A	(12)	—%	3	N/A	(6)	—%	5	N/A
Book Values and Gross Investment Income before variable components	34,825	95.0%	453	5.3%	34,990	95.0%	454	5.2%	34,825	95.0%	907	5.3%

Book Values and Gross Investment Income on variable components
Limited partnership	1,768	5.0%	37	8.7%	1,740	5.0%	30	7.3%	1,768	5.0%	67	8.0%
Prepayment / Other fee income	N/A	N/A	1	—%	N/A	N/A	3	—%	N/A	N/A	4	—%
Book Values and Gross Investment Income (variable)	1,768	5.0%	37	—%	1,740	5.0%	33	—%	1,768	5.0%	71	—%
Total Book Values and Gross Investment Income reflected in Adjusted Operating Earnings	36,593	100.0%	490	5.5%	36,730	100.0%	487	5.3%	36,593	100.0%	977	5.3%

(1) Table represents annualized yield for Voya's General Account assets. Investment results related to businesses exited through reinsurance or divestment, and other miscellaneous items are excluded.
(2) Includes operating investment income from CMO-B portfolio assets, including derivatives.
(3) For CMO-B securities subject to the fair value option, operating investment income is determined by applying the prospective cash flow yield. Other income attributable to market value changes are excluded.

Voya Financial	Page 34 of 45
Portfolio Results Statutory Carrying Values by Asset Class and NAIC Ratings

	Three Months Ended or As of (1)
(in millions USD)	3/31/2024		12/31/2023		09/30/2023		06/30/2023
Statutory Carrying Value	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %	Statutory Value	SV %
Public corporate	10,688	29.0%	11,003	30.0%	11,196	29.0%	11,576	30.0%
Private credit	7,690	21.0%	7,770	21.0%	7,981	21.0%	7,968	21.0%
Securitized	9,700	27.0%	9,889	27.0%	10,035	26.0%	10,305	27.0%
Municipals	773	2.0%	859	2.0%	862	2.0%	911	2.0%
Short-term / Treasury	556	2.0%	624	2.0%	772	2.0%	483	1.0%
Total Fixed maturities	29,406	81.0%	30,144	81.0%	30,846	81.0%	31,243	81.0%
Commercial mortgage loans	5,088	14.0%	5,186	14.0%	5,336	14.0%	5,335	14.0%
Limited partnership	1,740	5.0%	1,662	4.0%	1,625	4.0%	1,620	4.0%
Equity securities	275	1.0%	278	1.0%	396	1.0%	425	1.0%
Total	36,509	100.0%	37,270	100.0%	38,204	100.0%	38,624	100.0%

NAIC Ratings
Fixed Maturities:
NAIC 1	15,560	53.0%	15,928	53.0%	16,226	53.0%	16,248	52.0%
NAIC 2	12,650	43.0%	12,927	43.0%	13,335	43.0%	13,788	44.0%
NAIC 3 and below	1,196	4.0%	1,289	4.0%	1,285	4.0%	1,207	4.0%
Total Fixed maturities	29,406	100.0%	30,144	100.0%	30,846	100.0%	31,243	100.0%

Commercial Mortgage Loans:
CML 1	3,712	73.0%	3,714	72.0%	3,793	71.0%	3,866	72.0%
CML 2	971	19.0%	1,066	21.0%	1,117	21.0%	1,054	20.0%
CML 3 and below	405	8.0%	406	8.0%	426	8.0%	415	8.0%
Total Commercial mortgage loans	5,088	100.0%	5,186	100.0%	5,336	100.0%	5,335	100.0%

(1) Presented one quarter in arrears based on the timing of our statutory filings.

Voya Financial	Page 35 of 45
Alternative Investment Income

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Wealth Solutions
Average alternative investments	1,536	1,459	1,537	1,613	1,615	1,498	1,637
Alternative investment income	34	24	4	21	30	58	41
Health Solutions
Average alternative investments	220	243	171	199	179	231	152
Alternative investment income	2	6	—	3	4	8	5
Investment Management
Average alternative investments	349	312	318	326	325	331	322
Alternative investment income	7	6	5	5	8	13	17

Voya Financial	Page 36 of 45
Alternative Income and Prepayments Above (Below) Long-Term Expectations

	Three Months Ended					Twelve Months Ended
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Alternative Income Above (Below) Long-Term Expectations (1)
Wealth Solutions	—	(9)	(31)	(16)	(7)	(56)	(138)
Health Solutions	(3)	—	(5)	(2)	—	(10)	(14)
Investment Management	(1)	(1)	(2)	(2)	—	(6)	(27)
Total	(4)	(10)	(38)	(20)	(7)	(72)	(179)

Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(8)	(5)	(8)	(8)	(7)	(29)	(30)
Health Solutions	—	—	—	—	—	—	—
Investment Management	—	—	—	—	—	—	—
Total	(8)	(5)	(8)	(8)	(7)	(29)	(30)

Alternative Income and Prepayments Above (Below) Long-Term Expectations (1)
Wealth Solutions	(8)	(14)	(39)	(24)	(14)	(85)	(167)
Health Solutions	(3)	—	(5)	(2)	—	(10)	(15)
Investment Management	(1)	(1)	(2)	(2)	—	(6)	(27)
Total	(12)	(15)	(46)	(28)	(14)	(101)	(209)

(1) Amount by which Investment income from alternative investments and prepayment fees exceeds or is less than our long-term expectation. Long-term expectation for alternative investments is a 9% annual return, which for the trailing twelve months ended June 30, 2024 and 2023 was approximately $189 million and $191 million, respectively, pre-tax and before variable compensation. Long-term expectation for prepayment fees is a 10 basis point annual contribution to yield, which for the trailing twelve months ended June 30, 2024 and 2023 was approximately $37 million and $38 million, respectively, pre-tax and before variable compensation.

Reconciliations

Voya Financial	Page 38 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes and Earnings Per Common Share (Diluted)

	Three Months Ended
(in millions USD, except per share)	6/30/2024			3/31/2024			12/31/2023			9/30/2023			6/30/2023
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		201	1.96		234	2.24		118	1.10		248	2.29		154	1.41
Plus: Net income (loss) attributable to noncontrolling interests		30	0.29		37	0.35		(3)	(0.03)		(16)	(0.14)		77	0.70
Less: Preferred stock dividends		(4)	(0.04)		(17)	0.16		(4)	0.04		(14)	(0.13)		(4)	(0.04)
Income (loss)	276	235	2.29	287	288	2.75	102	119	1.11	172	246	2.28	263	235	2.14
Less:
Net investment gains (losses) (3)	20	16	0.16	63	50	0.48	(10)	(8)	(0.08)	42	43	0.40	(38)	(30)	(0.27)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (4)	(37)	(29)	(0.28)	(32)	13	0.12	(60)	(38)	(0.36)	(68)	38	0.35	(21)	(17)	(0.15)
Net income (loss) attributable to noncontrolling interests	30	30	0.29	37	37	0.35	(3)	(3)	(0.03)	(16)	(16)	(0.14)	77	77	0.70
Dividend payments made to preferred shareholders	4	4	0.04	17	17	(0.16)	4	4	(0.04)	14	14	0.13	4	4	0.04
Other adjustments (5)	(12)	(9)	(0.09)	(22)	(14)	(0.13)	(30)	(10)	(0.09)	(28)	(21)	(0.19)	(52)	(41)	(0.38)
Adjusted operating earnings	271	223	2.18	224	185	1.77	202	174	1.63	229	189	1.74	294	243	2.21
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(12)	(10)	(0.09)	(15)	(12)	(0.11)	(46)	(36)	(0.34)	(29)	(23)	(0.21)	(14)	(11)	(0.10)
Other (6)	—	—	—	—	—	—	—	—	—	(16)	(13)	(0.12)	—	—	—
Adjusted operating earnings excluding notable items	283	232	2.27	238	197	1.88	248	210	1.97	273	224	2.07	308	253	2.31

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes a $45 million revaluation gain on the Voya India investment for the three months ended September 30, 2023. There was no tax expense associated with this gain.
(4) Includes tax benefits of $38 million and $92 million related to a divested business for the three months ended March 31, 2024 and September 30, 2023, respectively.
(5) Primarily consists of acquisition and integration costs associated with the Allianz Global Investors and Benefitfocus transactions and amortization of acquisition-related intangible assets. For the three months ended December 31, 2023, also includes $20 million, after-tax, of severance costs and a $17 million, after-tax, net favorable adjustment to certain acquisition-related assets and liabilities. For the three months ended June 30, 2023, also includes a $13 million, after-tax, impairment related to a vacated leased building.

(6) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 39 of 45
Reconciliation of Adjusted Operating Earnings and Earnings Per Common Share (Diluted)

	Six months ended
(in millions USD, except per share)	6/30/2024			6/30/2023
	Before income taxes	After income taxes (1)	Per share (2)	Before income taxes	After income taxes (1)	Per share (2)
Income (loss) available to Voya Financial, Inc.'s common shareholders		435	4.20		223	2.03
Plus: Net income (loss) attributable to noncontrolling interests		67	0.64		123	1.12
Less: Preferred stock dividends		(21)	(0.20)		(18)	(0.16)
Income (loss)	563	523	5.04	404	364	3.31
Less:
Net investment gains (losses)	84	66	0.64	(47)	(37)	(0.34)
Income (loss) related to businesses exited or to be exited through reinsurance or divestment (3)	(69)	(16)	(0.16)	(54)	(43)	(0.39)
Net income (loss) attributable to noncontrolling interests	67	67	0.64	123	123	1.12
Dividend payments made to preferred shareholders	21	21	0.20	18	18	0.16
Other adjustments (4)	(35)	(23)	(0.22)	(122)	(98)	(0.89)
Adjusted operating earnings	494	408	3.94	486	400	3.65
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation	(27)	(21)	(0.21)	(48)	(38)	(0.35)
Adjusted operating earnings excluding notable items	521	429	4.15	534	438	3.99

(1) For adjusted operating earnings, we apply a 21% tax rate and adjust for the dividends received deduction, tax credits, non-deductible compensation, and other tax benefits and expenses that relate to adjusted operating earnings. For net investment gains (losses), Income (loss) related to businesses exited, and other non-operating items, we apply a 21% tax rate and adjust for related tax benefits and expenses, including changes to tax valuation allowances and impacts related to changes in tax law.

(2) Per share calculations are based on un-rounded numbers.
(3) Includes a tax benefit of $38 million related to a divested business for the six months ended March 31, 2024.
(4) Primarily consists of acquisition and integration costs associated with the Allianz Global Investors and Benefitfocus transactions and amortization of acquisition-related intangible assets. For the six months ended June 30, 2023, also includes $13 million, after-tax, impairment related to a vacated leased building.

Voya Financial	Page 40 of 45
Reconciliation of Adjusted Operating Revenues

	Three Months Ended					Year-to-Date
(in millions USD)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Total revenues	2,033	2,051	1,819	1,823	1,871	4,084	3,706
Less:
Net investment gains (losses)	16	47	(23)	40	(46)	62	(60)
Revenues (losses) related to businesses exited or to be exited through reinsurance or divestment	13	24	60	21	2	37	32
Revenues (loss) attributable to noncontrolling interests	102	65	37	22	128	167	188
Other adjustments	42	52	59	24	67	93	127
Total adjusted operating revenues	1,860	1,863	1,686	1,717	1,721	3,724	3,419

Adjusted operating revenues by segment
Wealth Solutions	730	719	686	702	705	1,450	1,389
Health Solutions	892	905	764	768	775	1,798	1,549
Investment Management	234	234	228	233	226	468	455
Corporate	4	4	9	14	15	9	26
Total adjusted operating revenues	1,860	1,863	1,686	1,717	1,721	3,724	3,419

Voya Financial	Page 41 of 45
Wealth Solutions and Health Solutions Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Wealth Solutions
Adjusted operating revenues	page 8	730	719	686	702	705	2,837	2,703
Interest credited and other benefits to contract owners/policyholders		(213)	(216)	(223)	(226)	(224)	(878)	(892)
Net revenue	page 15	517	504	462	475	481	1,958	1,812
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(8)	(14)	(39)	(24)	(14)	(85)	(167)
Net revenue excluding notable items	page 29	525	517	502	499	495	2,043	1,979
Health Solutions
Adjusted operating revenues	page 8	892	905	764	768	775	3,329	2,843
Interest credited and other benefits to contract owners/policyholders		(591)	(613)	(491)	(504)	(433)	(2,199)	(1,659)
Net revenue	page 19	301	293	272	264	342	1,130	1,183
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(3)	—	(5)	(2)	—	(10)	(15)
Other adjustments to net underwriting gain (loss) and other revenue (1)		—	—	—	(16)	—	(16)	57
Net revenue excluding notable items	page 29	304	293	277	283	343	1,157	1,142

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 42 of 45
Investment Management and Consolidated Reconciliation of Net Revenues

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Investment Management
Adjusted operating revenues	page 8	234	234	228	233	226	929	862
Net revenue	page 22	234	234	228	233	226	929	862
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(1)	(1)	(2)	(2)	—	(6)	(27)
Net revenue excluding notable items	page 29	234	236	230	235	226	935	889
Consolidated
Total Adjusted operating revenues	page 8	1,860	1,863	1,686	1,717	1,721	7,126	6,460
Interest credited and other benefits to contract owners/policyholders		(804)	(829)	(715)	(730)	(656)	(3,078)	(2,550)
Corporate Adjusted operating revenues (1)		(4)	(4)	(9)	(14)	(15)	(31)	(54)
Net revenue	pages 15/19/22	1,051	1,031	962	972	1,050	4,017	3,857
Less:
Alternative investment income and prepayment fees above (below) long-term expectations		(12)	(15)	(46)	(28)	(14)	(101)	(209)
Other adjustments		—	—	—	(16)	—	(16)	57
Net revenue excluding notable items	page 29	1,063	1,045	1,008	1,016	1,064	4,135	4,010

(1) Includes primarily TSA Revenue and investment income on assets backing surplus in excess of amounts held at the segment level.

Voya Financial	Page 43 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Wealth Solutions
Adjusted operating earnings before income taxes	page 15	214	186	147	179	174	726	579
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(8)	(14)	(39)	(24)	(14)	(85)	(167)
Adjusted operating earnings excluding notable items	page 29	222	200	187	202	188	811	747

Health Solutions
Adjusted operating earnings before income taxes	page 19	60	59	44	53	124	216	450
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(3)	—	(5)	(2)	—	(10)	(15)
Other (1)		—	—	—	(16)	—	(16)	57
Adjusted operating earnings excluding notable items	page 29	63	60	48	71	125	242	410

Investment Management
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 22	64	53	57	63	63	237	213
Less:
Alternative investment income and prepayment fees above (below) long-term expectations net of variable compensation		(1)	(1)	(2)	(3)	1	(7)	(20)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 29	65	54	60	66	62	245	234
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		14	12	13	14	14	53	50
Adjusted operating earnings excluding notable items		51	42	47	52	49	192	184

(1) Includes changes in certain legal and other reserves not expected to recur at the same level.

Voya Financial	Page 44 of 45
Reconciliation of Adjusted Operating Earnings Before Income Taxes Excluding Notable Items by Segment

	Page	Three Months Ended					Twelve Months Ended
(in millions USD)	Reference	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Corporate
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 27	(54)	(64)	(33)	(52)	(54)	(203)	(249)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest	page 29	(54)	(64)	(33)	(52)	(54)	(203)	(249)
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		(1)	(1)	1	—	—	(1)	(3)
Adjusted operating earnings excluding notable items		(53)	(63)	(34)	(52)	(53)	(202)	(245)

Consolidated
Adjusted operating earnings before income taxes, including Allianz noncontrolling interest	page 7	284	235	215	242	307	976	993
Less:
Total Notable Items Adjustments		(12)	(15)	(46)	(45)	(14)	(117)	(148)
Adjusted operating earnings excluding notable items, including Allianz noncontrolling interest		296	249	261	287	321	1,094	1,142
Less: Earnings (loss) attributable to Allianz noncontrolling interest excluding notable items		13	11	13	14	13	51	47
Adjusted operating earnings excluding notable items	page 29	283	238	248	273	308	1,042	1,094

Voya Financial	Page 45 of 45
Reconciliation of Book Value Per Common Share, Excluding AOCI, Leverage Ratio and Adjusted Diluted Shares

	Three Months Ended or As of					Year-to-Date or As of
(in whole dollars)	6/30/2024	3/31/2024	12/31/2023	9/30/2023	6/30/2023	6/30/2024	6/30/2023
Book value per common share, including AOCI	34.66	34.96	34.80	23.93	29.19	34.66	29.19
Per share impact of AOCI	26.09	24.37	23.32	33.62	26.40	26.09	26.40
Book value per common share, excluding AOCI	60.75	59.33	58.12	57.55	55.59	60.75	55.59

Debt to capital ratio	34.2%	33.6%	33.3%	40.1%	37.7%	34.2%	37.7%
Capital impact of adding noncontrolling interest	-7.8%	-7.2%	-7.6%	-10.3%	-8.9%	-7.8%	-8.9%
Impact of adding other financial obligations and treatment of preferred stock (1)	10.3%	10.1%	10.0%	11.3%	10.4%	10.3%	10.4%
Capital impact of excluding AOCI	-8.7%	-8.4%	-7.9%	-13.3%	-10.0%	-8.7%	-10.0%
Financial leverage ratio excluding AOCI	28.0%	28.1%	27.8%	27.8%	29.2%	28.0%	29.2%

Reconciliation of shares used in Adjusted operating earnings per common share (Diluted)
Weighted-average common shares outstanding - Basic	100.4	102.1	104.0	105.8	103.0	101.2	100.4
Dilutive effect of warrants	—	—	—	—	4.0	—	6.5
Other dilutive effects (2)	2.0	2.5	2.8	2.7	2.8	2.2	2.9
Weighted-average common shares outstanding - Diluted	102.3	104.5	106.9	108.4	109.8	103.4	109.7
Dilutive effect of the exercise or issuance of stock-based awards (3)	—	—	—	—	—	—	—
Weighted average common shares outstanding - Adjusted Diluted (3)	102.3	104.5	106.9	108.4	109.8	103.4	109.7

(1) Includes operating leases, finance leases, and unfunded pension plan after-tax and the impact of eliminating equity treatment for preferred stock.
(2) Includes stock-based compensation awards such as restricted stock units (RSU), performance stock units (PSU), or stock options.
(3) For periods in which there is Net loss available to common shareholders, adjusted operating earnings per common share (EPS) calculation includes additional dilutive shares, as the inclusion of these shares for stock compensation plans would not be anti-dilutive to the adjusted operating EPS calculation.